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                                                                   EXHIBIT 10.24

                               ESCROW AGREEMENT


THIS AGREEMENT, ("the Agreement") is entered into this 20 day of March, 1996 (the "Effective Date"), by and among Corinthian Schools, Inc., a Delaware corporation ("Buyer"), Repose, Inc., a Washington corporation ("Seller") (hereinafter collectively referred to as the "Parties" or in the singular as a "Party"), and Key Trust Company of the Northwest, a Washington banking corporation ("Escrow Agent").


WITNESSETH:

WHEREAS, with reference to that certain Asset Purchase Agreement of even date herewith between the Parties, Buyer shall deposit the cash sum of two hundred thousand dollars ($200,000) into an escrow account to be designated as the "Corinthian/Repose Escrow Account" (the "Escrow Account") to be held and administered by the Escrow Agent; and

WHEREAS, Escrow Agent hereby accepts appointment as escrow agent and agrees to act as such on the terms and under the conditions of this Agreement.


NOW, THEREFORE, BE IT AGREED:

1.   Deposit and Disbursement.
     ------------------------

     The Parties hereby agree that Buyer has deposited with Escrow Agent the amount of two hundred thousand dollars ($200,000) (the "Escrow Funds") for deposit to the Escrow Account. Escrow Agent shall not pay, release or distribute any portion or all of the Escrow Funds except in accordance with the provisions set forth in Exhibit A-1 attached hereto.

2.   Responsibilities and Obligations of Escrow Agent.
     ------------------------------------------------

     a. Escrow Agent assumes no responsibilities, obligations, or liabilities except those expressly provided for in this Agreement and as follows:

          1. Escrow Agent shall have no responsibility, obligation or liability to any person with respect to any action taken, suffered or omitted to be taken by it in good faith under this Agreement and shall in no event be liable hereunder except for its gross negligence or willful misconduct.

          2. Notwithstanding anything herein to the contrary, no reference in this Agreement to any other agreement shall be construed or deemed to

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               enlarge the responsibilities, obligations or liabilities of
               Escrow Agent set forth in this Agreement, and Escrow Agent is not charged with knowledge of any other agreement.

     b. Escrow Agent shall be protected in relying upon the truth of any statement contained in any Requisition and in acting upon any Requisition, notice, request, certificate, approval, consent, or other proper paper, which on its face and without inquiry as to any other facts, appears to be genuine and to be signed by the proper Party or Parties, and is entitled to believe all signatures are genuine and that any person signing any such paper who claims to be duly authorized is in fact so authorized.

     c. Escrow Agent shall be entitled to act on any instruction given to it in writing and signed by all Parties and shall be fully protected in so doing.

     d. Escrow Agent shall be entitled to act in accordance with any court order or other final determination by any governmental authority with jurisdiction of any matter arising hereunder.

     e. Escrow Agent shall have no responsibility to make payments out of the Escrow Account for any amount in excess of the amount of collected funds deposited in the Escrow Account, together with any earnings thereon, at the time any payment is to be made.

     f. In the event that Escrow Agent should at any time be confronted with inconsistent claims or demands by the Parties hereto, Escrow Agent shall have the right to interplead said Parties in any court of competent jurisdiction within the State of Washington, to which jurisdiction the Parties hereby agree to submit, and request that such court determine the respective rights of the Parties with respect to this Agreement, and upon doing so, Escrow Agent shall be automatically released from any obligations or liabilities as a consequence of any such claims or demands.

     g. Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any of its rights hereunder either directly or by or through its agents or attorneys. Nothing in the Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as a fiduciary or otherwise in any jurisdiction. Escrow Agent shall not be responsible for and shall not be under a duty to examine or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any agreement amendatory or supplemental hereto or of any other agreement.

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3.   Investment of Escrow Funds.
     --------------------------

     Escrow Agent shall invest all amounts received by it and deposited into the Escrow Account in the Victory Prime Obligations Fund (the "Fund"). Each of the Parties hereto hereby affirms that it has received and read the prospectus for the Fund, including the portions of the prospectus describing investment advisory fees which may be paid to Escrow Agent and its affiliates by the Fund and the additional fees described in the prospectus under the sections entitled "Summary of Fund Expenses" and "Fund Organization and Fees" including the subheadings "Shareholder Servicing Agent," "Sub-Administrator" and "Custodian." While no charges will be assessed to the Escrow Account for redeeming Fund shares, and commission
     (load) charges will be waived, the investment advisory and other fees described in the prospectuses which Escrow Agent or its affiliates will receive as a result of monies from the Account being invested in the Fund will be paid by the Fund as described in the prospectus and will not be credited back to the Account. Income from all investments shall be taxable to the Party to whom it is disbursed, and Escrow Agent shall have no responsibility for preparing or filing any Federal or state tax returns in connection therewith. Income shall become part of Escrow Funds and shall be applied in accordance with the terms hereof.

4.   Compensation of Escrow Agent.
     ----------------------------

     In addition to fees disclosed under Paragraph 4 above, Escrow Agent shall be entitled to compensation for its services rendered hereunder at the rate of $1,000 per year or any portion thereof and to reimbursement of any expenses, including without limitation reasonable attorneys' fees and expenses, incurred in connection with its administration of the Escrow Account. Additional fees may be payable in the event that Escrow Agent is required to perform extraordinary services hereunder. All such compensation and reimbursement shall be paid by Corinthian.

5.   Indemnification of Escrow Agent.
     -------------------------------

     The Parties jointly and severally indemnify and hold harmless the Escrow Agent against any and all claims, losses, and damages it may suffer in connection with its carrying out the terms of this Agreement, including without limitation Escrow Agent's unpaid fees and reimbursable expenses but excluding any loss Escrow Agent may sustain as a result of its gross negligence or willful misconduct. Escrow Agent shall have a lien or right of setoff on all funds, monies or other assets held hereunder to pay all of its fees and reimbursable expenses.

6.   Termination and Resignation.
     ---------------------------

     a. This Agreement shall terminate when Escrow Agent or its successor or assign receives written notification of termination including final disposition instructions signed by the Parties hereto and upon the actual final disposition of

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          the monies held in escrow hereunder. The rights and obligations of the
          Parties hereto and the Escrow Agent shall survive the termination of this Agreement.

     b. Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by giving the Parties hereto not fewer than thirty (30) days' prior notice thereof. As soon as practicable after its resignation, Escrow Agent shall turn over to a successor escrow agent appointed by the Parties all monies held hereunder upon presentation of the document appointing a successor escrow agent and its acceptance of appointment. If no successor escrow agent is appointed within the thirty (30) day period following such notice of resignation, Escrow Agent may designate its successor by written notice to the Parties so long as any such successor is a bank or trust company. Upon the designation of a successor escrow agent and the delivery to a resigning escrow agent of the document appointing such successor escrow agent and its acceptance of appointment and acceptance by the resigning escrow agent thereof, the resigning escrow agent shall be released from any and all liabilities arising thereafter. If no successor escrow agent is appointed by the Parties within the thirty (30) day period following such notice of resignation, Escrow Agent reserves the right to forward the matter and all Escrow Funds to a court of competent jurisdiction at the expense of the Parties.

7.   Notices.
     -------

     All notices provided for herein shall be in writing, shall be delivered by hand or by registered or certified mail, shall be deemed given when actually received, and shall be addressed to the Parties hereto and Escrow Agent at their respective addresses, which may be changed by any party form time to time by notice to all other parties, as follows:

     a.   If to Buyer:

          Corinthian Schools, Inc.
          1932 East Deere Avenue, Suite 210
          Santa Ana, CA  92705
          Attn: David Moore, President

          with a copy to:

          O'Melveny and Myers
          610 Newport Center Drive, Suite 1700
          Newport Beach, CA  92660
          Attn: David A. Krinsky, Esq.

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     b.   If to Seller:

          Repose, Inc.
          23310 - 14th Place West
          Bothell, WA  98021


          with a copy to:

          Karr Tuttle Campbell
          1201 Third Avenue, Suite 2900
          Seattle, WA  98101
          Attn: Diana R. Carey, Esq.

     c.   If to Escrow Agent:

          Key Trust Company of the Northwest
          700 Fifth Avenue, Suite 4700
          Seattle, Washington  98104
          Attn: Connie Doss

8.   Parties Bound.
     -------------

     This Agreement shall extend to and be binding upon the successors, representatives, and assigns of the Parties and Escrow Agent.

9.   Amendments.
     ----------

     This Agreement cannot be modified, amended, supplemented, or changed, nor can any provision hereof be waived, except by a written instrument executed by all Parties and Escrow Agent.

10.  Assignment.
     ----------

     No Party may assign its rights or obligations under this Agreement without the written consent of all other Parties, which consent shall not be unreasonably withheld, and notice to Escrow Agent.

11.  Applicable Law.
     --------------

     This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Washington.

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12.  Severability.
     ------------

     If at any time subsequent to the date hereof, any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, void, or unenforceable, such provision shall be of no force or effect, and shall be limited or expanded in scope so as to carry out the intent of the Parties as expressed herein to the greatest extent possible. The illegality or unenforceability of any such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

13.  Counterparts.
     ------------

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


BUYER
Corinthian Schools, Inc.



 /s/ Frank J. McCord                                            3/20/96
----------------------------------------                    --------------------
Name   FRANK J. McCORD                                      Date
Title  VP & CEO


SELLER
Repose, Inc.,


 /s/ Kristi R. Russell                                           3/20/96
----------------------------------------                    --------------------
Name   KRISTI R. RUSSELL                                    Date
Title  President


ESCROW AGENT
Key Trust Company of the Northwest


 /s/ David A. Pringle                                           3/20/96
----------------------------------------                    --------------------
Name   DAVID A. PRINGLE                                     Date
Title  VP

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